Filed pursuant to Rule 497
File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 7 dated March 16, 2016

To

Prospectus dated January 25, 2016

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated January 25, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest in our common stock.

INCREASE IN PUBLIC OFFERING PRICE

On March 15, 2016, we increased our public offering price from $9.40 per share to $9.45 per share, based on a net offering price of $8.51 per share (net of selling commissions and dealer manager fees), which closely approximates an estimated net asset value per share of $8.48. This increase in the public offering price will become effective on our March 16, 2016 weekly closing and will be first applied to subscriptions received from March 9, 2016 through March 15, 2016. In accordance with our previously disclosed share pricing policy, certain of our directors determined that an increase in the public offering price per share was warranted following an increase in our net asset value per share to an amount that exceeds our then-current net offering price.

DISTRIBUTIONS

Although we increased our public offering price on March 15, 2016 from $9.40 per share to $9.45 per share, we will maintain the amount of weekly cash distributions payable to shareholders of $0.014067 per share resulting in an annual distribution rate of 7.74% (based on the $9.45 per share public offering price).

The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. We intend to update shareholders quarterly with an estimated percentage of our distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on our common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from ICON Investment Group, LLC (“IIG”) and Apollo Investment Management, L.P. ("AIM"), which are subject to recoupment. To date, distributions have not been paid from offering proceeds or borrowings. To date, if expense reimbursements from IIG were not supported, some or all of the distributions may have been a return of capital; however, distributions have not included a return of capital as of the date hereof.  We have not established limits on the amount of funds we may use from available sources to make distributions. Through December 31, 2014, a portion of our distributions resulted from expense reimbursements from IIG, and future distributions may result from expense reimbursements from IIG and AIM, each of which are subject to repayment by us within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or IIG and AIM continue to make such expense reimbursements. Shareholders should also understand that our future repayments of expense reimbursements will reduce the distributions that they would otherwise receive.  There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all.  IIG and AIM have no obligation to provide expense reimbursements to us in future periods.